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                      STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB EQUITY INDEX FUNDS

                               SCHWAB S&P 500 FUND
                               SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)

                                FEBRUARY 28, 2002

                            AS AMENDED JULY 22, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

Schwab S&P 500 Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are series of Schwab Capital Trust (a trust), and Schwab 1000 Fund is a series of Schwab Investments (a trust).

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INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS......................  2
MANAGEMENT OF THE FUNDS....................................................... 20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................... 28
INVESTMENT ADVISORY AND OTHER SERVICES........................................ 29
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................... 32
DESCRIPTION OF THE TRUSTS..................................................... 33
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES... 34
TAXATION...................................................................... 36
CALCULATION OF PERFORMANCE DATA............................................... 38
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            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the funds' investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                        INVESTMENT OBJECTIVES AND INDEXES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

There is no guarantee the funds will achieve their objectives.

THE SCHWAB S&P 500 FUND'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

It is the Schwab S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Fund. S&P has no

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obligation to take the needs of the Schwab S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Fund's shares.

S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 FUND'S investment objective is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created to represent to performance of publicly traded equity securities of the 1,000 largest U.S. companies.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

As of October 31, 2001, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $10 trillion. This represents approximately 89% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Total Market Index.

It is the Schwab 1000 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB SMALL-CAP INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate



                                       3

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investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

It is the Schwab Small-Cap Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND'S investment objective is to seek to track the total return of the entire U.S. stock market.

In pursuing its objective, the fund uses the Wilshire 5000 Total Market Index to measure the total return of the U.S. stock market. The Wilshire 5000 Total Market Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 6,000 stocks as of October 31, 2001. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

It is the Schwab Total Stock Market Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

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To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, the market value of the company's outstanding securities must place the company among the top 350 such companies as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

It is the Schwab International Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy.

The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining the indexes. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.

A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

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A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.

                         INVESTMENT STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

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DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in

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share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies

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than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's portfolio containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the Schwab International Index Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Index Fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that

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more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Schwab International Index Fund normally engages in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Schwab International Index Fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. In regards to the Schwab Total Stock Market Index Fund and Schwab Small-Cap Index Fund, because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or the funds' indices, there is no guarantee that this strategy will be successful. Each fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the

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

form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the values of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the funds intend to purchase and sell futures contracts in order to simulate full investment in the securities comprising their respective indices, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the funds incur transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

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INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risk than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to

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

qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the funds, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance is expected to track that of the index. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the Schwab Small-Cap Index Fund's and the Schwab Total Stock Market Index Fund's respective positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to

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do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP INDEX FUND, AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:

1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 FUND, SCHWAB SMALL-CAP INDEX FUND AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

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THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act;

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7)    Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to the non-fundamental limitations illiquid securities and borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                                  PRINCIPAL OCCUPATIONS,
NAME AND DATE OF        POSITION(S) WITH          AFFILIATIONS
BIRTH                   THE TRUSTS                AND OTHER DIRECTORSHIPS
-----                   ----------                -----------------------
                          INDEPENDENT TRUSTEES

DONALD F. DORWARD       Trustee of each fund in   Chief Executive Officer, Dorward &
September 23, 1931      Schwab Capital Trust      Associates (corporate management,
                        since 1993 and Schwab     marketing and communications
                        Investments since 1991.   consulting firm).  From 1996 to
                                                  1999, Executive Vice President and
                                                  Managing Director, Grey Advertising.


ROBERT G. HOLMES        Trustee of each fund in   Chairman, Chief Executive Officer
May 15, 1931            Schwab Capital Trust      and Director, Semloh Financial, Inc.
                        since 1993 and Schwab     (international financial services
                        Investments since 1991.   and investment advisory firm).

DONALD R. STEPHENS      Trustee of each fund in   Managing Partner, D.R. Stephens &
June 28, 1938           Schwab Capital Trust      Company (investments).  Prior to
                        since 1993 and Schwab     1996, Chairman and Chief Executive
                        Investments since 1991.   Officer of North American Trust
                                                  (real estate investment trust).

MICHAEL W. WILSEY       Trustee of each fund in   Chairman and Chief Executive
August 18, 1943         Schwab Capital Trust      Officer, Wilsey Bennett, Inc. (truck
                        since 1993 and Schwab     and air transportation, real estate
                        Investments since 1991.   investment and management, and
                                                  investments).

MARIANN BYERWALTER      Trustee of each fund in   Chairman of JDN Corporate Advisory
August 13, 1960         Schwab Capital Trust      LLL (corporate services).  From 1996
                        and Schwab Investments    to 2001, Ms. Byerwalter was the Vice
                        since 2000.               President for Business Affairs and
                                                  Chief Financial Officer of Stanford
                                                  University. Ms. Byerwalter also is a
                                                  Directors of America First
                                                  Companies, Omaha, NE (venture
                                                  capital/fund management), Redwood
                                                  Trust, Inc. (mortgage finance),
                                                  Stanford Hospitals and Clinics, SRI
                                                  International (research), LookSmart,
                                                  Ltd. (an Internet infrastructure
                                                  company), PMI Group, Inc. (mortgage
                                                  insurance) and Lucile Packard
                                                  Children's Hospital.


WILLIAM A. HASLER       Trustee of each fund in   Co-Chief Executive Officer, Aphton
November 22, 1941       Schwab Capital Trust      Corporation (bio-pharmaceuticals).
                        and Schwab Investments    Prior to August 1998, Mr. Hasler was
                        since 2000.               Dean of the Haas School of Business
                                                  at the University of California,
                                                  Berkeley (higher education).  Mr.
                                                  Hasler also is on the Board of
                                                  Directors of Solectron Corporation
                                                  (manufacturing), Tenera, Inc.
                                                  (services and software), Airlease
                                                  Ltd. (aircraft leasing), Mission
                                                  West Properties (commercial real
                                                  estate) and Digital Microwave
                                                  Corporation (a network equipment
                                                  corporation).

GERALD B. SMITH         Trustee of each fund in   Chairman and Chief Executive Officer
September 28, 1950      Schwab Capital Trust      and founder of Smith Graham & Co.
                        and Schwab Investments    (investment advisors).  Mr. Smith is
                        since 2000.               also on the Board of Directors of
                                                  Pennzoil-Quaker State Company
                                                  (oil and gas) and Rorento N.V.
                                                  (investments -- Netherlands),
                                                  Cooper Industries (electrical
                                                  products, tools and hardware),
                                                  and is a member of the audit
                                                  committee of Northern Border
                                                  Partners, L.P. (energy).

                           INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB       Chairman and Trustee      Chairman, Co-Chief Executive Officer
July 29, 1937*          of each fund in Schwab    and Director, The Charles Schwab
                        Capital Trust since       Corporation; Chief Executive Officer
                        1993 and Schwab           and Director, Schwab Holdings, Inc.;
                        Investments since 1991.   Chairman and Director, Charles Schwab
                                                  & Co., Inc., Charles Schwab
                                                  Investment Management, Inc.;
                                                  Chairman, Schwab Retirement Plan
                                                  Services, Inc.; Director, U.S. Trust
                                                  Corporation, United States Trust
                                                  Company of New York; Director until
                                                  July 2001, The Charles

* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.


                                                 Schwab Trust Company; Chairman and
                                                 Director until January 1999, Mayer &
                                                 Schweitzer, Inc. (a securities
                                                 brokerage subsidiary of The Charles
                                                 Schwab Corporation); Director, The
                                                 Gap, Inc. (a clothing retailer),
                                                 Audiobase, Inc. (full-service audio
                                                 solutions for the Internet),
                                                 Vodaphone AirTouch PLC (a
                                                 telecommunications company), Siebel
                                                 Systems (a software company) and
                                                 Xign, Inc. (a developer of electronic
                                                 payment systems).

JOHN P. COGHLAN         President, Chief         Vice Chairman and Executive Vice
May 6, 1951 **          Executive Officer and    President, The Charles Schwab
                        Trustee of each fund     Corporation; Vice Chairman and
                        in Schwab Capital        Enterprise President, Retirement Plan
                        Trust and Schwab         Services and Services for Investment
                        Investments since 2000.  Managers, Charles Schwab & Co., Inc.;
                                                 Chief Executive Officer and Director,
                                                 Charles Schwab Investment Management,
                                                 Inc.; President, Chief Executive
                                                 Officer and Director, The Charles
                                                 Schwab Trust Company; President and
                                                 Director, Schwab Retirement
                                                 Technologies, Inc.; Director, Charles
                                                 Schwab Asset Management (Ireland)
                                                 Ltd., Charles Schwab Worldwide Funds
                                                 PLC, Schwab Retirement Plan Services,
                                                 Inc. and Performance Technologies,
                                                 Inc. (technology company).

JEREMIAH H. CHAFKIN     Executive Vice           Executive Vice President, Investment
May 9, 1959(2)          President, Chief         Service Marketing, Charles Schwab &
                        Operating Officer and    Co., Inc.; Director, Charles Schwab
                        Trustee of each fund     Asset Management (Ireland) Ltd;
                        in Schwab Capital        President and Chief Operating Officer
                        Trust and Schwab         until December 2001, Charles Schwab
                        Investments since 2000.  Investment Management, Inc.  Prior to
                                                 September 1999, Mr. Chafkin was

** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.


                                                 Senior Managing Director, Bankers
                                                 Trust Company.

TAI-CHIN TUNG           Treasurer and Principal  Senior Vice President and Chief
March 7, 1951           Financial Officer        Financial Officer, Charles Schwab
                                                 Investment Management, Inc.; Vice
                                                 President, The Charles Schwab Trust
                                                 Company.  From 1994 to 1996, Ms. Tung
                                                 was Controller for Robertson Stephens
                                                 Investment Management, Inc.

STEPHEN B. WARD         Senior Vice President    Director, Senior Vice President and
April 5, 1955           and Chief Investment     Chief Investment Officer, Charles
                        Officer                  Schwab Investment Management, Inc.;
                                                 Chief Investment Officer, The Charles
                                                 Schwab Trust Company.

KOJI E. FELTON          Secretary                Senior Vice President, Chief Counsel
March 13, 1961                                   and Assistant Corporate Secretary,
                                                 Charles Schwab Investment Management,
                                                 Inc.  Prior to June 1998, Mr. Felton
                                                 was a Branch Chief in Enforcement at
                                                 the U.S. Securities and Exchange
                                                 Commission in San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES

Each trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trusts; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

Each trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.

                                            Aggregate Compensation from the:
                            -----------------------------------------------------------------
                                                                   Schwab                      Pension or
                                                                   Total                       Retirement
                                                      Schwab       Stock        Schwab         Benefits      Total
                            Schwab       Schwab       Small-       Market       International  Accrued as    Compensation
                            S&P 500      1000         Cap Index    Index        Index          Part of Fund  from Fund
Name of Trustee             Fund         Fund         Fund         Fund         Fund           Expenses      Complex
---------------             -------      ------       ---------    ------       -------------  ------------  ------------
Charles R. Schwab           0            0            0            0            0              N/A           0

Steven L. Scheid(1)         0            0            0            0            0              N/A           0

Jeremiah H. Chafkin         0            0            0            0            0              N/A           0

John P. Coghlan(2)          0            0            0            0            0              N/A           0

Mariann Byerwalter          9,494        8,711        2,516        1,317        2,244          N/A           146,100

Donald F. Dorward           9,494        8,711        2,516        1,317        2,244          N/A           146,100

William A. Hasler           9,494        8,711        2,516        1,317        2,244          N/A           146,100

Robert G. Holmes            9,494        8,711        2,516        1,317        2,244          N/A           146,100

Gerald B. Smith             9,494        8,711        2,516        1,317        2,244          N/A           146,100

Donald R. Stephens          9,494        8,711        2,516        1,317        2,244          N/A           146,100

Michael W. Wilsey           9,494        8,711        2,516        1,317        2,244          N/A           146,100

--------------
(1) Mr. Scheid resigned from the board of trustees effective November 21, 2000.
(2) Appointed to the board on November 21, 2000.

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.

                       Dollar Range of Trustee Ownership of Equity Securities in the:
                       --------------------------------------------------------------
                                                             Schwab                    Aggregate
                                                             Total                     Dollar Range
                                                             Stock                     Of Trustee
                                                Schwab       Market     Schwab         Ownership In
                       Schwab S&P  Schwab       Small-Cap    Index      International  the Fund
Name of Trustee        500 Fund    1000 Fund    Index Fund   Fund       Index Fund     Complex
-------------------    ----------  ---------    ----------   ------     -------------  ------------
Charles R. Schwab      $10,001-    Over         Over         None       Over           Over
                       $50,000     $100,000     $100,000                $100,000       $100,000
Jeremiah H. Chafkin    Over        None         None         None       None           Over
                       $100,000                                                        $100,000
John P. Coghlan        $10,001-    $50,001 -    $50,001 -    None       $10,001-       Over
                       $50,000     $100,000     $100,000                $50,000        $100,000
Mariann Byerwalter     None        $50,001 -    None         None       None           $50,001 -
                                   $100,000                                            $100,000
Donald F. Dorward      None        $50,001 -    None         None       None           Over
                                   $100,000                                            $100,000
William A. Hasler      None        None         None         None       None           $50,001 -
                                                                                       $100,000

Robert G. Holmes       None        $50,001 -    None         None       None           Over
                                   $100,000                                            $100,000
Gerald B. Smith        None        None         None         None       None           Over
                                                                                       $100,000

Donald R. Stephens     None        None         None         None       None           Over
                                                                                       $100,000

Michael W. Wilsey      Over        None         None         None       None           Over
                       $100,000                                                        $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2002, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the classes and series of each trust.

As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:

SCHWAB S&P 500 FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                              20.56%

S&P 500 FUND - e.SHARES(R)
The Charles Schwab Trust Co.                                               8.23%

S&P 500 FUND - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                    5.02%
The Charles Schwab Trust Co.                                              12.84%

S&P 1000 FUND(R) - SELECT SHARES(R)
The Charles Schwab Trust Co.                                               5.19%

SCHWAB SMALL-CAP FUND(R) - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                   13.69%
Schwab MarketTrack Balanced Portfolio                                      9.59%
Schwab MarketTrack Growth Portfolio                                       13.57%
The Charles Schwab Trust Co.                                               8.53%

SCHWAB TOTAL STOCK MARKET INDEX FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                               9.11%

SCHWAB INTERNATIONAL INDEX FUND(R) - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                   20.46%
Schwab MarketTrack Balanced Portfolio                                     12.07%
Schwab MarketTrack Growth Portfolio                                       16.90%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and each trust. Schwab is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.

Prior to February 28, 2000, for its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.36% of the fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000, and 1999, the Schwab S&P 500 Fund paid investment advisory fees of $10,820,000, $11,534,000 and $7,536,000, respectively (fees were reduced by $2,316,000, $6,009,000 and $11,794,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, the e.Shares(R) and the Select Shares(R) will not exceed 0.35%, 0.28% and 0.19% respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Schwab 1000 Fund the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab 1000 Fund paid investment advisory fees of $14,298,000, $16,517,000 and $13,006,000, respectively (fees were reduced by $756,000, $451,000 and $1,336,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab 1000 Fund will not exceed 0.46% and 0.35% respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.33% of the fund's average daily net assets not in excess of $500 million, and 0.28% of such net assets over $500 million.

Prior to February 28, 2000, for its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.50% of the fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Small-Cap Index Fund paid investment advisory fees of $3,395,000, $2,836,000 and $1,502,000, respectively (fees were reduced by $1,263,000, $1,623,000 and
$2,099,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, total fund annual operating expenses (excluding interest, taxes and certain non-routine) of the Investor Shares and Select Shares(R) for the Schwab Small-Cap Index Fund will not exceed 0.49% and 0.38%, respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Total Stock Market Index Fund paid investment advisory fees of $348,000, $293,000 and $0 (fees were reduced by $1,067,000, $940,000 and $284,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the fund will not exceed 0.40%, and 0.27%, respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Schwab International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.43% of the average daily net assets not in excess of $500 million, and 0.38% of such net assets over $500 million.

Prior to February 28, 2001, for its advisory and administrative services to the International Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.70% of the fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab International Index Fund paid investment advisory fees of $3,395,000, $3,269,000 and $1,755,000, respectively (fees were reduced by $1,669,000, $2,327,000 and $2,625,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab International Index Fund will not exceed 0.58% and 0.47%, respectively, of the average daily net assets of each class.

The amount of the expense cap of a fund is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each share class of each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) and e.Shares'(R) average daily net assets.

                         CUSTODIANS AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109, serves as custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund. PFPC Trust Company, 8800 Tinicum Blvd. Third Floor Suite 200, Philadelphia, PA 19153 serves as custodian to the Schwab S&P 500 Fund, Schwab 1000 Fund, and Schwab Total Stock Market Fund. SEI Investments, Mutual Fund Services, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for the funds.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab S&P 500 Fund paid brokerage commissions of $411,950, $556,689 and $1,266,303, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab 1000 Fund(R) paid brokerage commissions of $391,945, $676,353 and $743,826, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Small-Cap Index Fund paid brokerage commissions of $3,840,472, $1,443,453 and $858,379, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Total Stock Market Index Fund paid brokerage commissions of $74,244, $88,990 and $152,679, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab International Index Fund paid brokerage commissions of $396,361, $589,760 and $205,007, respectively.

                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990. Each fund is composed of multiple classes of shares:
Select Shares(R), Investor Shares and, for the Schwab S&P 500 Fund, e.Shares(R).

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

    PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The funds reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the Schwab International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either credit the tax against U.S. income taxes, subject to certain limitations described in the Code or deduct their pro rata share of foreign taxes, but not for alternative minimum tax purposes (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes.

The Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                        10 Years or
                                                                                        From Commencement
                                           One Year ended        Five Years ended       of Operations to
Fund (Commencement of Operations)          October 31, 2001      October 31, 2001       October 31, 2001
--------------------------------------     ----------------      -----------------      -----------------
Schwab S&P 500 Fund --
  Investor Shares (5/1/96)                      (25.11%)               9.60%                   10.36%
     After-tax Returns:
     On Distribution                            (25.36%)               9.22%                   10.02%
     On Distribution and Sale                   (15.26%)               7.75%                    8.45%
    e.Shares(R) (5/1/96)                        (25.02%)               9.70%                   10.47%
    Select Shares(R) (5/19/97)                  (24.97%)                --                      6.78%
Schwab 1000 Fund --
  Investor Shares (4/2/91)                      (25.50%)               9.59%                   12.27%
     After-tax Returns:
     On Distribution                            (25.69%)               9.21%                   11.71%
     On Distribution and Sale                   (15.50%)               7.73%                   10.24%
  Select Shares (5/19/97)                       (25.40%)                --                      7.06%
Schwab Small-Cap Index Fund --
  Investor Shares (12/3/93)                     (13.66%)               7.46%                    8.96%
     After-tax Returns:
     On Distribution                            (15.82%)               6.58%                    8.32%
     On Distribution and Sale                    (6.12%)               6.05%                    7.44%
  Select Shares (5/19/97)                       (13.56%)                --                      6.89%

Schwab Total Stock Market Index Fund
  Investor Shares (6/1/99)                      (25.55%)                --                     (6.89%)
     After-tax Returns:
     On Distribution                            (25.77%)                --                     (7.07%)
     On Distribution and Sale                   (15.53%)                --                     (5.52%)
  Select Shares (6/1/99)                        (25.40%)                --                     (6.76%)

Schwab International Index Fund --
  Investor Shares (9/9/93)                      (27.58%)               1.14%                    3.57%
     After-tax Returns:
     On Distribution                            (28.01%)               0.68                     3.14%
     On Distribution and Sale                   (16.72%)               0.73                     2.71%
  Select Shares (5/19/97)                       (27.45%)                --                     (1.27%)

Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.

Name of Fund (Commencement of Operations)                Cumulative Total Return
-----------------------------------------                -----------------------
Schwab S&P 500 Fund --
     Investor Shares (5/1/96)                                    72.04%
     e.Shares(R) (5/1/96)                                        72.97%
     Select Shares (5/19/97)                                     33.91%
Schwab 1000 Fund -
     Investor Shares (4/2/91)                                   238.21%
     Select Shares (5/19/97)                                     35.49%
Schwab Small-Cap Fund --
     Investor Shares (12/3/93)                                   97.18%
     Select Shares (5/19/97)                                     34.53%
Schwab Total Stock Market Index Fund --
     Investor Shares (6/1/99)                                   (15.92%)
     Select Shares (6/1/99)                                     (15.62%)
Schwab International Index Fund --
     Investor Shares (9/9/93)                                    33.03%
     Select Shares (5/19/97)                                     (5.53%)

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                 TAX EFFICIENCY

Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the investment adviser of the Schwab 1000, International and Total Stock Market Funds employs specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each fund's portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. By deferring or avoiding the realization of capital gains, where possible, until an investor sells shares, unrealized gains can accumulate in a fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

The Schwab 1000, International and Total Stock Market Funds may refer to recent studies that analyze certain techniques and strategies these funds may use to promote the advantages of investing in a series that is part of a large, diverse mutual fund complex. From time to time, a fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the funds. In addition, such advertisements may include comparisons of the funds' performance against that of investment products that do not employ the funds' policy of seeking to limit capital gains.

                       STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB CORE EQUITY FUND(TM)

                                  JUNE 1, 2002

                            AS AMENDED JULY 22, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated June 1, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000, 24 hours a day, or write to the fund at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).

Prior to June 1, 2002, the Schwab Core Equity Fund was named the Schwab Analytics Fund(R).

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS........................................2
MANAGEMENT OF THE FUND.........................................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................25
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................25
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................27
DESCRIPTION OF THE TRUST.......................................................................28
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES..........................................................................29
TAXATION.......................................................................................31
CALCULATION OF PERFORMANCE DATA................................................................33

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

THE SCHWAB CORE EQUITY FUND(TM)seeks long-term capital growth.

The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund. There is no guarantee the fund will achieve its objective.

The Schwab Core Equity Fund will under normal circumstances invest at least 80% of its assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. (For example, limitations on illiquid securities and borrowing apply at all times.) Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the Investment Company Act of 1940 (the 1940 Act). The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities.

Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavors to achieve the most favorable overall results on the fund's transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the fund's transactions or loss of certificates for the fund's securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rates of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the fund may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the fund's euro-denominated investments.

Securities that are acquired by the fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund does not intend to engage in speculative futures transactions.

When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery of, and incur extra transaction costs buying or selling, the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. The fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE OR BELOW POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)      Invest more than 15% of its net assets in illiquid securities.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

                             MANAGEMENT OF THE FUND

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.

This information is provided as of 10/31/01. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex"), which, as of 10/31/01, included 44 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                 TERM OF OFFICE

                             POSITION(S) WITH     AND LENGTH OF      PRINCIPAL OCCUPATIONS
NAME AND DATE OF BIRTH       THE TRUST            TIME SERVED(1)     DURING THE PAST FIVE YEARS      OTHER DIRECTORSHIPS
DONALD F. DORWARD                  Trustee        Trustee of         Chief Executive Officer,
September 23, 1931                                Schwab Capital     Dorward & since 1993.
                                                  Trust              Associates (corporate
                                                                     management, marketing and
                                                                     communications consulting
                                                                     firm). From 1996 to 1999,
                                                                     Executive Vice President
                                                                     and Managing Director, Grey
                                                                     Advertising.

--------

(1)     Each trustee is elected or appointed to office until resignation.

ROBERT G. HOLMES             Trustee              Trustee of         Chairman, Chief
May 15, 1931                                      Schwab Capital     Executive Officer and
                                                  Trust since 1993.  Director, Semloh
                                                                     Financial, Inc.
                                                                     (international
                                                                     financial services and
                                                                     investment advisory
                                                                     firm).

DONALD R. STEPHENS           Trustee              Trustee of         Managing Partner, D.R.
June 28, 1938                                     Schwab Capital     Stephens & Company
                                                  Trust since 1993.  (investments).  Prior
                                                                     to 1996, Chairman and
                                                                     Chief Executive Officer
                                                                     of North American Trust
                                                                     (real estate investment
                                                                     trust).

MICHAEL W. WILSEY            Trustee              Trustee of         Chairman and Chief
August 18, 1943                                   Schwab Capital     Executive Officer,
                                                  Trust since 1993.  Wilsey Bennett, Inc.
                                                                     (truck and air
                                                                     transportation, real
                                                                     estate investment and
                                                                     management, and
                                                                     investments).

MARIANN BYERWALTER           Trustee              Trustee of         Chairman of JDN                 Ms. Byerwalter also is on
August 13, 1960                                   Schwab Capital     Corporate Advisory              the Board of Stanford
                                                  Trust since 2000.  LLC.  From 1996 to              University, America First
                                                                     2001, Ms. Byerwalter            Companies, Omaha, NE
                                                                     was the Vice President          (venture capital/fund
                                                                     for Business Affairs            management),  Redwood
                                                                     and Chief Financial             Trust, Inc. (mortgage
                                                                     Officer of Stanford             finance), Stanford
                                                                     University and, in              Hospitals and Clinics, SRI
                                                                     2001, Special                   International (research),

                                                                     Advisor to the                  LookSmart, Ltd. (an
                                                                     President of Stanford           Internet infrastructure
                                                                     University.                     company), PMI Group, Inc.
                                                                                                     (mortgage insurance) and
                                                                                                     Lucile Packard Children's
                                                                                                     Hospital.

WILLIAM A. HASLER            Trustee              Trustee of         Co-Chief Executive              Mr. Hasler also is on the
November 22, 1941                                 Schwab Capital     Officer, Aphton                 Board of Directors of
                                                  Trust since 2000.  Corporation                     Solectron Corporation
                                                                     (bio-pharmaceuticals).          (manufacturing), Tenera,
                                                                     Prior to August 1998,           Inc. (services and
                                                                     Mr. Hasler was Dean of          software), Airlease Ltd.
                                                                     the Haas School of              (aircraft leasing), Mission
                                                                     Business at the                 West Properties (commercial
                                                                     University of                   real estate) and Digital
                                                                     California, Berkeley            Microwave Corporation (a
                                                                     (higher education).             network equipment
                                                                                                     corporation).

GERALD B. SMITH              Trustee              Trustee of         Since 1990, Chairman            Mr. Smith is also on the
September 28, 1950                                Schwab Capital     and Chief Executive             Board of Directors of
                                                  Trust since 2000.  Officer and founder of          Pennzoil-Quaker State
                                                                     Smith Graham & Co.              Company (oil and gas),
                                                                     (investment advisors).          Rorento N.V. (investments
                                                                                                     -- Netherlands) and Cooper
                                                                                                     Industries (electrical
                                                                                                     products, tools and
                                                                                                     hardware), and is a member of
                                                                                                     the audit committee of
                                                                                                     Northern Border Partners,
                                                                                                     L.P. (energy).

                                                     INTERESTED TRUSTEES

CHARLES R. SCHWAB(2)         Chairman and         Chairman and       Chairman, Co-Chief              Director, U.S. Trust
July 29, 1937                Trustee              Trustee of         Executive Officer and           Corporation, United States
                                                  Schwab Capital     Director, The Charles           Trust Company of New York;
                                                  Trust since 1993.  Schwab Corporation;             The Gap, Inc. (a clothing
                                                                     Chief Executive Officer         retailer), Audiobase, Inc.
                                                                     and Director, Schwab            (full-service audio
                                                                     Holdings, Inc.;                 solutions for the
                                                                     Chairman and Director,          Internet), Vodaphone
                                                                     Charles Schwab & Co.,           AirTouch PLC (a
                                                                     Inc., Charles Schwab            telecommunications
                                                                     Investment Management,          company), Siebel Systems (a
                                                                     Inc.; Chairman, Charles         software company) and Xign,
                                                                     Schwab Holdings (UK);           Inc. (a developer of
                                                                     Chairman and Chief              electronic payment systems).
                                                                     Executive Officer,
                                                                     Schwab (SIS) Holdings,
                                                                     Inc. I, Schwab
                                                                     International Holdings,
                                                                     Inc.; Chairman and
                                                                     Director until January
                                                                     1999, Schwab Retirement
                                                                     Plan Services, Inc.,
                                                                     Mayer & Schweitzer,
                                                                     Inc. (a securities
                                                                     brokerage subsidiary of
                                                                     The Charles Schwab
                                                                     Corporation),
                                                                     Performance
                                                                     Technologies, Inc.
                                                                     (technology

--------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                                     company), TrustMark,
                                                                     Inc.; Director until
                                                                     July 2001, The Charles
                                                                     Schwab Trust Company.

JOHN PHILIP COGHLAN 2        President, Chief     President, Chief   Vice Chairman and               Director, Performance
May 6, 1951                  Executive Officer    Executive          Executive Vice                  Technologies, Inc.,
                             and Trustee          Officer and        President, The Charles          (technology company),
                                                  Trustee of         Schwab Corporation;             Director, Charles Schwab
                                                  Schwab Capital     Vice Chairman and               Asset Management (Ireland)
                                                  Trust since 2000.  Enterprise President,           Ltd. and Charles Schwab
                                                                     Retirement Plan                 Worldwide Funds PLC until
                                                                     Services and Services           March 2002.
                                                                     for Investment
                                                                     Managers, Charles
                                                                     Schwab & Co., Inc.;
                                                                     Chief Executive Officer
                                                                     and Director, Charles
                                                                     Schwab Investment
                                                                     Management, Inc.;
                                                                     President, Chief
                                                                     Executive Officer and
                                                                     Director, The Charles
                                                                     Schwab Trust Company;
                                                                     Chairman and Director,
                                                                     Schwab Retirement Plan
                                                                     Services, Inc., Schwab
                                                                     Retirement
                                                                     Technologies, Inc.
                                                                     (formerly TrustMark,
                                                                     Inc.); Director,
                                                                     Charles Schwab Asset
                                                                     Management (Ireland)
                                                                     Ltd. and

--------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                                     Charles Schwab
                                                                     Worldwide Funds PLC
                                                                     until March 2002.

JEFFREY M. LYONS 2           Trustee              Trustee of         Executive Vice
February 22, 1955                                 Schwab Capital     President, Asset
                                                  Trust since 2002.  Management  Products &
                                                                     Services since
                                                                     September 2001, Charles
                                                                     Schwab & Co., Inc.
                                                                     Prior to September
                                                                     2001, Mr. Lyons was
                                                                     Executive Vice
                                                                     President, Mutual
                                                                     Funds, Charles Schwab &
                                                                     Co., Inc.

                                                          OFFICERS

TAI-CHIN TUNG March 7, 1951  Treasurer and         Officer of        Senior Vice President
                             Principal Financial   Schwab Capital    and Chief Financial
                             Officer.              Trust since       Officer, Charles Schwab
                                                   1996.             Investment Management,
                                                                     Inc.; Vice President,
                                                                     The Charles Schwab
                                                                     Trust Company.

--------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

STEPHEN B. WARD              Senior Vice           Officer of        Director, Senior Vice
April 5, 1955                President and Chief   Schwab Capital    President and Chief
                             Investment Officer.   Trust since       Investment Officer,
                                                   1991.             Charles Schwab
                                                                     Investment Management,
                                                                     Inc.; Chief Investment
                                                                     Officer, The Charles
                                                                     Schwab Trust Company.

KOJI E. FELTON               Secretary             Officer of        Senior Vice President,
March 13, 1961                                     Schwab Capital    Chief Counsel and
                                                   Trust since       Assistant Corporate
                                                   1998              Secretary, Charles
                                                                     Schwab Investment
                                                                     Management, Inc.  Prior
                                                                     to June 1998, Mr.
                                                                     Felton was a Branch
                                                                     Chief in Enforcement at
                                                                     the U.S. Securities and
                                                                     Exchange Commission in
                                                                     San Francisco.

The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("independent trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the trustees call and hold a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the trustees request and review a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

At the May 22, 2002, meeting the trustees, including a majority of independent trustees, approved the fund's investment advisory and administration agreement with CSIM (the "agreement") based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the fund's under the agreement; (2) the fund's expenses under the agreement and how those expenses compared to those of other comparable mutual funds; and

(3) the fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the fund, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the fund. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the fund's expenses under the agreement, the trustees considered the fund's projected net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates and the fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered the fund performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third-party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for the fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the fund, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the agreement and other service agreement were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. The trustees also considered information about average expense ratios of fund in its peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the trustees, including all of the independent trustees, unanimously approved the continuation of the agreement and concluded that the compensation under the agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation information for the fiscal year ended December 31, 2001. Unless otherwise stated, information is for the fund complex.

                                                     Pension or
                                                Retirement Benefits
                      Aggregate Compensation     Accrued as Part of    Total Compensation
   Name of Trustee          from the Fund           Fund Expenses      from Fund Complex
-----------------------------------------------------------------------------------------
Charles R. Schwab            0                            N/A                  0

Jeremiah H. Chafkin          0                            N/A                  0

John Philip Coghlan          0                            N/A                  0

Mariann Byerwalter        $1,149                          N/A              $146,100

Donald F. Dorward         $1,149                          N/A              $146,100

William A. Hasler         $1,149                          N/A              $146,100

Robert G. Holmes          $1,149                          N/A              $146,100

Gerald B. Smith           $1,149                          N/A              $146,100

Donald R. Stephens        $1,149                          N/A              $146,100

Michael W. Wilsey         $1,149                          N/A              $146,100

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.

                                  Dollar Range of Trustee      Aggregate Dollar Range Of
           Name of                    Ownership of Equity          Trustee Ownership In
           Trustee                   Securities in the Fund          the Fund Complex
Charles R. Schwab                    $50,001 - $100,000              Over $100,000

Jeremiah H. Chafkin                         None                     Over $100,000

John Philip Coghlan                         None                     Over $100,000

Mariann Byerwalter                          None                  $50,001 - $100,000

Donald F. Dorward                           None                     Over $100,000

William A. Hasler                           None                  $50,001 - $100,000

Robert G. Holmes                            None                     Over $100,000

Gerald B. Smith                             None                     Over $100,000

Donald R. Stephens                          None                     Over $100,000

Michael W. Wilsey                           None                     Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 6, 2002, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.

As of May 6, 2002, no person or entity owned, of record or beneficially, more than 5% of the shares of the fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.

For the fiscal years ended October 31, 2001, 2000 and 1999, the fund paid investment advisory fees of $1,114,000, $1,550,000, and $987,000, respectively (fees were reduced by $343,000, $407,000, and $414,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.75% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a distribution agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.

                                 OTHER SERVICES

Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which the fund might invest. The analysts in the Schwab Equity Research Department assemble a starting universe of securities consisting of the largest 3,500 publicly traded stocks, as measured by market capitalization. From this universe, the investment adviser applies its selection process to the stocks of companies that have market values of approximately $500 million or more. The investment adviser ranks stocks in terms of expected long-term performance using Schwab Equity Ratings. The investment adviser then optimizes those stocks to build and maintain a portfolio of approximately 100 to 200 stocks with sector diversification and risk similar to that of the S&P 500(R) Index but that, in the investment adviser's opinion, have potential for greater returns. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for its services. Schwab does not provide investment advice regarding the fund's portfolio.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The fund's portfolio turnover rates for the fiscal years ended October 31, 2001 and 2000, were 106% and 96%, respectively.

The turnover rate for the fund is largely driven by the quantitative techniques and risk management model used to help the fund construct its investment portfolio.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

In an attempt to obtain best execution for the fund, the investment adviser may place orders directly with market makers or with third market brokers, such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the fund to trade directly with other institutional holders on a net basis. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS

The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2001, the fund purchased securities issued by the following regular broker-dealers:

                                                    VALUE OF FUND'S HOLDINGS AS OF
              REGULAR BROKER-DEALER                        OCTOBER 31, 2001
----------------------------------------------------------------------------------
Bank Of America Corporation                                 $3,698,673

JP Morgan Chase & Co.                                       $1,126,923

Lehman Brothers Holdings, Inc.                              $  549,648

Merrill Lynch & Co.                                         $  834,861

Morgan Stanley, Dean Witter, Discover & Company             $1,736,660

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2001, 2000, and 1999, the fund paid brokerage commissions of $379,175, $367,698 and $278,377, respectively.

                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND

The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent prior to the close of the NYSE's trading session will be executed that day at the fund's share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.

As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the fund may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                          EXCHANGING SHARES OF THE FUND


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call the fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, the fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of the fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                     From Commencement
Fund (Commencement of       One Year ended      Five Years ended     of Operations to
Operations)                 October 31, 2001    October 31, 2001     October 31, 2001
--------------------------------------------------------------------------------------
Schwab Core Equity Fund(TM)      (25.93)%              9.72%               11.06%
(7/1/96)
After-tax Returns:
On Distribution                  (27.39)%              7.72%                9.16%
On Distribution and Sale         (14.20)%              7.53%                8.72%

The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.

Fund (Commencement of Operations)                    Cumulative Total Return
---------------------------------                    -----------------------
Schwab Core Equity Fund(TM) (7/1/96)                           75.04%

The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                       STATEMENT OF ADDITIONAL INFORMATION

                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                                FEBRUARY 28, 2002

                            AS AMENDED JULY 22, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).


                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS ...............................................         2
MANAGEMENT OF THE PORTFOLIOS ..................................        18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ...........        26
INVESTMENT ADVISORY AND OTHER SERVICES ........................        26
BROKERAGE ALLOCATION AND OTHER PRACTICES ......................        28
DESCRIPTION OF THE TRUST ......................................        30
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES .........................................        31
TAXATION ......................................................        33
CALCULATION OF PERFORMANCE DATA ...............................        35

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a portfolio means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio. There is no guarantee the portfolios will achieve their objectives.

ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

         UNDERLYING FUND INVESTMENTS, SECURITIES, STRATEGIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other SchwabFunds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), and the Schwab Total Stock Market Index Fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its assets in equity securities. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. For full discussion of the risks of small-cap stock funds, please refer to this later in the document. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund. For full discussion of the risks of international stock funds, please refer to this later in the document.


BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Fund (formerly known as Schwab Total Bond Market Index
Fund).


MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund(R).

                 INVESTMENTS, SECURITIES, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a portfolio will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer a greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses.

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio or underlying fund is a series of an open-end investment management company. Each portfolio or underlying fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a portfolio or underlying fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the portfolios and underlying funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each portfolio's euro-denominated investments.

Securities that are acquired by a portfolio or underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the portfolio or underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the portfolio or underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio or underlying fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future. Forwards involve risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the portfolio or underlying fund could sustain a loss.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each portfolio or underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio's or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a portfolio or underlying fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The underlying funds may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities law. Underlying funds may have the same or different arrangements.

While a portfolio intends to purchase and sell futures contracts in order to simulate full investment in their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e., brokerage fees) when engaging in futures trading. To the extent a portfolio also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a portfolio or underlying fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a portfolio or underlying fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a portfolio or underlying fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A portfolio or underlying fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a portfolio or underlying fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a portfolio or an underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio or an underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a portfolio or an underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio or an underlying fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each Schwab Equity Index Fund normally will invest primarily in the securities of its index. Moreover, each equity and bond fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

INTERFUND BORROWING AND LENDING. A portfolio may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or underlying fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OTHER SECURITIES may be held by a portfolio or underlying fund under certain circumstances. For example, a portfolio or an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio or underlying fund rather than payment in cash. In such a case, a portfolio or an underlying fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a portfolio, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the Board of Trustees will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or an underlying fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a portfolio or underlying fund may receive cash collateral, and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned; (3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower end of the total U.S. market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will earmark or segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES.

THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a portfolio from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The Securities and Exchange Commission defines concentration as investing 25% or more of a portfolio's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Lending. Under the 1940 Act, a portfolio may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a portfolio's ability to invest in real estate, but does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, each portfolio has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the portfolios' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits portfolios from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified portfolio may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33-1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

6)      Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if the portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS

Each portfolio is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each portfolio. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.

The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


NAME AND DATE OF BIRTH       POSITION(S) WITH THE TRUST            PRINCIPAL OCCUPATIONS , OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------       --------------------------            ------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES

DONALD F. DORWARD            Trustee of each                       Chief Executive Officer, Dorward & Associates (corporate
September 23, 1931           portfolio in Schwab Capital           management, marketing and communications consulting firm). From
                             Trust since 1993.                     1996 to 1999, Executive Vice President and Managing Director,
                                                                   Grey Advertising.

ROBERT G. HOLMES             Trustee of each                       Chairman, Chief Executive Officer and Director, Semloh
May 15, 1931                 portfolio in Schwab Capital           Financial, Inc. (international financial services and
                             Trust since 1993.                     investment advisory firm).


DONALD R. STEPHENS           Trustee of each                       Managing Partner, D.R. Stephens & Company (investments). Prior
June 28, 1938                portfolio in Schwab Capital           to 1996, Chairman and Chief Executive Officer of North American
                             Trust since 1993.                     Trust (real estate investment trust).

MICHAEL W. WILSEY            Trustee of each portfolio             Chairman and Chief Executive Officer, Wilsey Bennett, Inc.
August 18, 1943              in Schwab Capital                     (truck and air transportation, real estate investment and
                             Trust since 1993.                     management, and investments).

MARIANN BYERWALTER           Trustee of each                       Chairman of JDN Corporate Advisory LLL (corporate services).
August 13, 1960              portfolio in Schwab Capital           From 1996 to 2001, Ms. Byerwalter was the Vice President for
                             Trust since 2000.                     Business Affairs and Chief Financial Officer of Stanford
                                                                   University. Ms. Byerwalter also is a Director of America First
                                                                   Companies, Omaha, NE (venture capital/fund management), Redwood
                                                                   Trust, Inc. (mortgage finance), Stanford Hospitals and

                                                                   Clinics, SRI International (research), LookSmart, Ltd. (an
                                                                   Internet infrastructure company), PMI Group, Inc. (mortgage insurance) and Lucile Packard Children's Hospital.

WILLIAM A. HASLER            Trustee of each                       Co-Chief Executive Officer, Aphton Corporation
November 22, 1941            portfolio in Schwab Capital           (bio-pharmaceuticals). Prior to August 1998, Mr. Hasler was
                             Trust since 2000.                     Dean of the Haas School of Business at the University of
                                                                   California, Berkeley (higher education). Mr. Hasler also is on the Board of Directors of Solectron Corporation
                                                                   (manufacturing), Tenera, Inc. (services and software), Airlease
                                                                   Ltd. (aircraft leasing), Mission West Properties (commercial real estate) and Digital Microwave Corporation (a network
                                                                   equipment corporation).

GERALD B. SMITH              Trustee of each                       Chairman and Chief Executive Officer and founder of Smith
September 28, 1950           portfolio in Schwab Capital           Graham & Co. (investment advisors). Mr. Smith is also on the
                             Trust since 2000.                     Board of Directors of Pennzoil-Quaker State Company (oil and
                                                                   gas) and Rorento N.V. (investments - Netherlands), Cooper
                                                                   Industries (electrical products, tools and hardware), and is a member of the audit committee of Northern Border Partners, L.P.
                                                                   (energy).

                                                 INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB            Chairman and Trustee of               Chairman, Co-Chief Executive Officer and Director, The Charles
July 29, 1937 *              each portfolio in                     Schwab Corporation; Chief Executive Officer and Director,
                             Schwab Capital Trust since 1993.      Schwab Holdings, Inc.; Chairman and Director, Charles Schwab &
                                                                   Co., Inc., Charles Schwab

--------

* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

                                                                   Investment Management, Inc.; Chairman, Schwab Retirement Plan
                                                                   Services, Inc.; Director, U.S. Trust Corporation, United States
                                                                   Trust Company of New York; Director until July 2001, The
                                                                   Charles Schwab Trust Company; Chairman and Director until
                                                                   January 1999, Mayer & Schweitzer, Inc. (a securities brokerage subsidiary of The Charles Schwab Corporation); Director, The
                                                                   Gap, Inc. (a clothing retailer), Audiobase, Inc. (full-service audio solutions for the Internet), Vodaphone AirTouch PLC (a telecommunications company), Siebel Systems (a software
                                                                   company) and Xign, Inc. (a developer of electronic payment systems).

JOHN P. COGHLAN              President, Chief Executive            Vice Chairman and Executive Vice President, The Charles Schwab
May 6, 1951 **               Officer and Trustee                   Corporation; Vice Chairman and Enterprise President, Retirement
                             of each portfolio in Schwab           Plan Services and Services for Investment Managers, Charles
                             Capital Trust since 2000.             Schwab & Co., Inc.; Chief Executive Officer and Director,
                                                                   Charles Schwab Investment Management, Inc.; President, Chief
                                                                   Executive Officer and Director, The Charles Schwab Trust
                                                                   Company; President and Director, Schwab Retirement
                                                                   Technologies, Inc.; Director, Charles Schwab Asset Management
                                                                   (Ireland) Ltd., Charles Schwab Worldwide Funds PLC, Schwab
                                                                   Retirement Plan Services, Inc. and Performance Technologies,
                                                                   Inc. (technology company).


** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

JEREMIAH H. CHAFKIN          Executive Vice President,             Executive Vice President, Investment Service Marketing, Charles
May 9, 1959 **               Chief Operating Officer               Schwab & Co., Inc.; Director, Charles Schwab Asset Management
                             and Trustee of each portfolio         (Ireland) Ltd; President and Chief Operating Officer until
                             in Schwab Capital Trust since 2000.   December 2001, Charles Schwab Investment Management, Inc. Prior
                                                                   to September 1999, Mr. Chafkin was Senior Managing Director,
                                                                   Bankers Trust Company.

TAI-CHIN TUNG                Treasurer and Principal               Senior Vice President and Chief Financial Officer, Charles
March 7, 1951                Financial Officer                     Schwab Investment Management, Inc.; Vice President, The Charles
                                                                   Schwab Trust Company. From 1994 to 1996, Ms. Tung was
                                                                   Controller for Robertson Stephens Investment Management, Inc.


STEPHEN B. WARD              Senior Vice President and             Director, Senior Vice President and Chief Investment Officer,
April 5, 1955                Chief Investment Officer              Charles Schwab Investment Management, Inc.; Chief Investment
                                                                   Officer, The Charles Schwab Trust Company.


KOJI E. FELTON               Secretary                             Senior Vice President, Chief Counsel and Assistant Corporate
March 13, 1961                                                     Secretary, Charles Schwab Investment Management, Inc. Prior to
                                                                   June 1998, Mr. Felton was a Branch Chief in Enforcement at the
                                                                   U.S. Securities and Exchange Commission in San Francisco.


The continuation of each portfolio's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the portfolio, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the portfolios' investment adviser, as well as extensive data provided by


--------------------------------------------------------------------------------
** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the April 24, 2001 meeting the Board of Trustees, including a majority of independent trustees, approved the portfolios' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the portfolios under the Agreement; (2) the portfolios' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each portfolio's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each portfolio, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the portfolios, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the portfolios. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the portfolios' expenses under the Agreement, the trustees considered each portfolio's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the portfolios' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each portfolio's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to portfolio performance, the trustees considered each portfolio's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given portfolio.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolios, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the portfolios by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.

                                                                                        Pension or
                                                                                        Retirement
                                                                                         Benefits
                                       Aggregate Compensation from the:                  Accrued as      Total
                           ----------------------------------------------------------     Part of     Compensation
                           All Equity        Growth        Balanced      Conservative    Portfolio     from Fund
Name of Trustee             Portfolio       Portfolio      Portfolio       Portfolio     Expenses       Complex
------------------         ----------       ---------      ---------     ------------   -----------   -----------
Charles R. Schwab                 0               0               0               0         N/A               0
Steven L. Scheid(1)               0               0               0               0         N/A               0
Jeremiah H. Chafkin               0               0               0               0         N/A               0
John P. Coghlan(2)                0               0               0               0         N/A               0
Mariann Byerwalter            1,279           1,413           1,373           1,023         N/A         146,100
Donald F. Dorward             1,279           1,413           1,373           1,023         N/A         146,100
William A. Hasler             1,279           1,413           1,373           1,023         N/A         146,100


----------

(1) Mr. Scheid resigned from the board of trustees effective November 21, 2000.

(2)     Appointed to the board on November 21, 2000.

                                                                                        Pension or
                                                                                        Retirement
                                                                                         Benefits
                                       Aggregate Compensation from the:                  Accrued as      Total
                           ----------------------------------------------------------     Part of     Compensation
                           All Equity        Growth        Balanced      Conservative    Portfolio     from Fund
Name of Trustee             Portfolio       Portfolio      Portfolio       Portfolio     Expenses       Complex
------------------         ----------       ---------      ---------     ------------   -----------   -----------
Robert G. Holmes              1,279           1,413           1,373           1,023         N/A         146,100
Gerald B. Smith               1,279           1,413           1,373           1,023         N/A         146,100
Donald R. Stephens            1,279           1,413           1,373           1,023         N/A         146,100
Michael W. Wilsey             1,279           1,413           1,373           1,023         N/A         146,100

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.

                                       Dollar Range of Trustee Ownership of
                                              Equity Securities in the:                                      Aggregate Dollar
                           ---------------------------------------------------------------------------          Range Of
                            All Equity           Growth               Balanced           Conservative       Trustee Ownership
Name of Trustee             Portfolio          Portfolio              Portfolio            Portfolio        In the Fund Complex
-----------------          ----------        -------------          -------------        -------------      -------------------
Charles R. Schwab          $1-$10,000        Over $100,000          Over $100,000        Over $100,000        Over $100,000

Jeremiah H. Chafkin        None              None                   None                 None                 Over $100,000

John P. Coghlan            None              None                   None                 None                 Over $100,000

Mariann Byerwalter         None              None                   None                 None                 $50,001 - $100,000

Donald F. Dorward          None              $10,001-$50,000        None                 None                 Over $100,000

William A. Hasler          None              None                   None                 None                 $50,001 - $100,000

Robert G. Holmes           None              None                   None                 None                 Over $100,000

Gerald B. Smith            None              None                   None                 None                 Over $100,000

Donald R. Stephens         None              None                   None                 None                 Over $100,000

Michael W. Wilsey          None              None                   None                 None                 Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2002, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.

As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of shares of the portfolios.

SCHWAB MARKETTRACK GROWTH PORTFOLIO
The Charles Schwab Trust Co.                                9.33%

SCHWAB MARKETTRACK BALANCED PORTFOLIO
The Charles Schwab Trust Co.                               12.99%

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
The Charles Schwab Trust Co.                               15.45%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million. Prior to June 30, 2000, the graduated annual fee, payable monthly was 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000, and 1999 the All Equity Portfolio paid investment advisory fees of $736,000, $741,000, and $255,000, respectively (fees were reduced by $1,170,000, $907,000, and $647,000, respectively).

For the fiscal years ended October 31, 2001, 2000 and 1999, the Growth Portfolio paid investment advisory fees of $1,037,000, $1,310,000 and $927,000, respectively (fees were reduced by $1,329,000, $1,315,000 and $1,116,900, respectively).

For the fiscal years ended October 31, 2001, 2000 and 1999, the Balanced Portfolio paid investment advisory fees of $1,003,000, $1,193,000 and $876,000, respectively (fees were reduced by $1,252,000, $1,135,000 and $1,119,000, respectively).

For the fiscal years ended October 31, 2001, 2000 and 1999, the Conservative Portfolio paid investment advisory fees of $354,000, $432,000 and $358,000, respectively (fees were reduced by $539,000, $498,000 and $501,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.50% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of each portfolio. The expense cap is not intended to cover all portfolio expenses, and each portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, shareholder ownership and account activities and distributes the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS

The portfolios' independent accountants, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements for the portfolios and reviews certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 2001 are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions, although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.

The All Equity Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 5% and 3%, respectively.

The Growth Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 10% and 12%, respectively.

The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 21% and 18%, respectively.

The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 15% and 16%, respectively.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a portfolio, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the portfolios on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

In an attempt to obtain best execution for a portfolio, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis.

Placing orders with third market brokers may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

The All Equity Portfolio did not pay brokerage commissions.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Growth Portfolio, paid brokerage commissions of $1,177, $1,220 and $2,289, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Balanced Portfolio, paid brokerage commissions of $752, $812 and $1,928, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Conservative Portfolio, paid brokerage commissions of $188, $205 and $362, respectively.

                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's minimum initial investment and minimum additional investment requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The portfolios may hold special shareholder meetings, which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

The portfolios are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the portfolios' transfer agent prior to the close of the NYSE's trading session will be executed that day at the portfolios' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the portfolios reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the portfolios' transfer agent that day in order to be executed that day at that day's share price.

As long as each portfolio or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Shares of the portfolios may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your portfolio shares may be redeemed unless you first transfer them to such a third-party investment provider.

                       EXCHANGING SHARES OF THE PORTFOLIOS


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the portfolio or fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one portfolio or fund or class and automatically invest the proceeds in another portfolio or fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each portfolio's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each portfolio's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your portfolio at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each portfolio calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a portfolio's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

The portfolios use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the portfolios' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the portfolios pursuant to the procedures.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS

It is each portfolio's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of a portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors

(particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withhold amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying mutual fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the portfolios.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of portfolio shares may exceed returns after taxes on distributions (but before sale of portfolio shares).

                          Average Annual Total Returns

                                              One Year              Five Years           From Commencement of
Portfolio                                      Ended                   Ended                  Operations
(Commencement of Operations)              October 31, 2001       October 31, 2001        to October 31, 2001
----------------------------              ----------------       ----------------        -------------------
All Equity (5/19/1998)                        (23.27)%                  --                      (1.72)%
After-tax Returns:
On Distribution                               (23.89)%                  --                      (2.11)%
On Distribution and Sale                      (14.08)%                  --                      (1.49)%

Growth (11/20/1995)                           (16.71)%                   7.21%                   8.26%
After-tax Returns:
On Distribution                               (17.72)%                   6.07%                   7.28%
On Distribution and Sale                      (10.04)%                   5.35%                   6.35%

Balanced (11/20/1995)                          (9.72)%                   7.35%                   7.99%
After-tax Returns:
On Distribution                               (11.07)%                   6.08%                   6.90%
On Distribution and Sale                       (5.82)%                   5.39%                   6.04%

Conservative (11/20/1995)                      (2.39)%                   7.33%                   7.54%
After-tax Returns:
On Distribution                                (4.11)%                   5.66%                   5.92%
On Distribution and Sale                       (1.40)%                   5.13%                   5.35%

A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.


Portfolio (Commencement of Operations)              Cumulative Total Return
--------------------------------------              -----------------------
All Equity    (5/19/1998)                                 (5.82)%
Growth        (11/20/1995)                                60.37%
Balanced      (11/20/1995)                                57.98%
Conservative (11/20/1995)                                  54.10%

The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                      STATEMENT OF ADDITIONAL INFORMATION

                          INSTITUTIONAL SELECT(R) FUNDS

                        INSTITUTIONAL SELECT S&P 500 FUND
                 INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND
                 INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

                                FEBRUARY 28, 2002

                            AS AMENDED JULY 22, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..........................2
MANAGEMENT OF THE FUNDS..........................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................22
INVESTMENT ADVISORY AND OTHER SERVICES...........................................22
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................24
DESCRIPTION OF THE TRUST.........................................................25
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES....26
TAXATION.........................................................................28
CALCULATION OF PERFORMANCE DATA..................................................30

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund seeks high total return.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT STRATEGIES

THE INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Institutional Select S&P 500 Fund 's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE S&P 500 INDEX is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/BARRA Value Index. It is the Institutional Select Large-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE S&P 500/BARRA VALUE INDEX is a widely recognized index comprised of 354 large-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 2001. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/BARRA Value Index. It is the Institutional Select Small-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE S&P SMALLCAP 600/BARRA VALUE INDEX is a widely recognized index comprised of 380 small-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 2001. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Institutional Select Funds. S&P has no obligation to take the needs of the Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The funds are series of an open-end management investment company. Each fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the value of the underlying common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitles the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy and the other party to sell specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates or foreign exchanges.

A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or Hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the funds will deposit with their custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the investment adviser must follow the procedures adopted by the Board of Trustees and will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund, including those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Each fund may purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, each fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of an index. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that are typically small in comparison to those in the S&P 500. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Small-Cap Value Index Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Small-Cap Value Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Small-Cap Value Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

EACH FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the 1940 Act);

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities,
      (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

Concentration. The SEC staff defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of a fund's total assets from this limitation on borrowings.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities;

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short);

4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Except with respect to the non-fundamental limitations (1) illiquid securities and (6) borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.

The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS, AFFILIATIONS
NAME AND DATE OF BIRTH  THE TRUST                       AND OTHER DIRECTORSHIPS
----------------------  --------------------     ------------------------------------
                                 INDEPENDENT TRUSTEES

DONALD F. DORWARD       Trustee of each fund     Chief Executive Officer, Dorward &
September 23, 1931      in Schwab Capital        Associates (corporate management,
                        Trust since 1993.        marketing and communications
                                                 consulting firm).  From 1996 to 1999,
                                                 Executive Vice President and Managing
                                                 Director, Grey Advertising.

ROBERT G. HOLMES        Trustee of each fund     Chairman, Chief Executive Officer and
May 15, 1931            in Schwab Capital        Director, Semloh Financial, Inc.
                        Trust since 1993.        (international financial services and
                                                 investment advisory firm).

DONALD R. STEPHENS      Trustee of each fund     Managing Partner, D.R. Stephens &
June 28, 1938           in Schwab Capital        Company (investments).  Prior to
                        Trust since 1993.        1996, Chairman and Chief Executive
                                                 Officer of North American Trust (real
                                                 estate investment trust).

MICHAEL W. WILSEY       Trustee of each fund     Chairman and Chief Executive Officer,
August 18, 1943         in Schwab Capital        Wilsey Bennett, Inc. (truck and air
                        Trust since 1993.        transportation, real estate
                                                 investment and management, and
                                                 investments).

MARIANN BYERWALTER      Trustee of each fund     Chairman of JDN Corporate Advisory
August 13, 1960         in Schwab Capital        LLL (corporate services).  From 1996
                        Trust since 2000.        to 2001, Ms. Byerwalter was the Vice
                                                 President for Business Affairs and
                                                 Chief Financial Officer of Stanford
                                                 University. Ms. Byerwalter also is a
                                                 Directors of America First Companies,
                                                 Omaha, NE (venture capital/fund
                                                 management), Redwood Trust, Inc.
                                                 (mortgage finance), Stanford
                                                 Hospitals and Clinics, SRI
                                                 International (research), LookSmart,
                                                 Ltd. (an Internet infrastructure
                                                 company), PMI Group, Inc. (mortgage
                                                 insurance) and Lucile Packard
                                                 Children's Hospital.

WILLIAM A. HASLER       Trustee of each fund     Co-Chief Executive Officer, Aphton
November 22, 1941       in Schwab Capital        Corporation (bio-pharmaceuticals).
                        Trust since 2000.        Prior to August 1998, Mr. Hasler was
                                                 Dean of the Haas School of Business
                                                 at the University of California,
                                                 Berkeley (higher education).  Mr.
                                                 Hasler also is on the Board of
                                                 Directors of Solectron Corporation
                                                 (manufacturing), Tenera, Inc.
                                                 (services and software), Airlease
                                                 Ltd. (aircraft leasing), Mission West
                                                 Properties (commercial real estate)
                                                 and Digital Microwave Corporation (a
                                                 network equipment corporation).

GERALD B. SMITH         Trustee of each fund     Chairman and Chief Executive Officer
September 28, 1950      in Schwab Capital        and founder of Smith Graham & Co.
                        Trust since 2000.        (investment advisors).  Mr. Smith is
                                                 also on the Board of Directors of
                                                 Pennzoil-Quaker State Company (oil
                                                 and gas) and Rorento N.V.
                                                 (investments -- Netherlands),

                                                 Cooper Industries (electrical
                                                 products, tools and hardware), and is
                                                 a member of the audit committee of
                                                 Northern Border Partners, L.P.
                                                 (energy).

                           INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB       Chairman and Trustee     Chairman, Co-Chief Executive Officer
July 29, 1937 *         of each fund in Schwab   and Director, The Charles Schwab
                        Capital Trust since      Corporation; Chief Executive Officer
                        1993.                    and Director, Schwab Holdings, Inc.;
                                                 Chairman and Director, Charles Schwab
                                                 & Co., Inc., Charles Schwab
                                                 Investment Management, Inc.;
                                                 Chairman, Schwab Retirement Plan
                                                 Services, Inc.; Director, U.S. Trust
                                                 Corporation, United States Trust
                                                 Company of New York; Director until
                                                 July 2001, The Charles Schwab Trust
                                                 Company; Chairman and Director until
                                                 January 1999, Mayer & Schweitzer,
                                                 Inc. (a securities brokerage
                                                 subsidiary of The Charles Schwab
                                                 Corporation); Director, The Gap, Inc.
                                                 (a clothing retailer), Audiobase,
                                                 Inc. (full-service audio solutions
                                                 for the Internet), Vodaphone AirTouch
                                                 PLC (a telecommunications company),
                                                 Siebel Systems (a software company)
                                                 and Xign, Inc. (a developer of
                                                 electronic payment systems).

JOHN P. COGHLAN         President, Chief         Vice Chairman and Executive Vice
May 6, 1951 **          Executive Officer and    President, The Charles Schwab
                        Trustee of each fund     Corporation; Vice Chairman and
                        in Schwab Capital        Enterprise President, Retirement Plan
                        Trust since 2000.        Services and Services for Investment
                                                 Managers, Charles Schwab & Co., Inc.;
                                                 Chief Executive Officer and Director,
                                                 Charles Schwab Investment

--------
* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

                                                 Management, Inc.; President, Chief
                                                 Executive Officer and Director, The
                                                 Charles Schwab Trust Company;
                                                 President and Director, Schwab
                                                 Retirement Technologies, Inc.;
                                                 Director, Charles Schwab Asset
                                                 Management (Ireland) Ltd., Charles
                                                 Schwab Worldwide Funds PLC, Schwab
                                                 Retirement Plan Services, Inc. and
                                                 Performance Technologies, Inc.
                                                 (technology company).

JEREMIAH H. CHAFKIN     Executive Vice           Executive Vice President, Investment
May 9, 19592            President, Chief         Service Marketing, Charles Schwab &
                        Operating Officer and    Co., Inc.; Director, Charles Schwab
                        Trustee of each fund     Asset Management (Ireland) Ltd;
                        in Schwab Capital        President and Chief Operating Officer
                        Trust since 2000.        until December 2001, Charles Schwab
                                                 Investment Management, Inc.  Prior to
                                                 September 1999, Mr. Chafkin was
                                                 Senior Managing Director, Bankers
                                                 Trust Company.

TAI-CHIN TUNG           Treasurer and Principal  Senior Vice President and Chief
March 7, 1951           Financial Officer        Financial Officer, Charles Schwab
                                                 Investment Management, Inc.; Vice
                                                 President, The Charles Schwab Trust
                                                 Company.  From 1994 to 1996, Ms. Tung
                                                 was Controller for Robertson Stephens
                                                 Investment Management, Inc.

STEPHEN B. WARD         Senior Vice President    Director, Senior Vice President and
April 5, 1955           and Chief Investment     Chief Investment Officer, Charles
                        Officer                  Schwab Investment Management, Inc.;
                                                 Chief Investment Officer, The Charles
                                                 Schwab Trust Company.

KOJI E. FELTON          Secretary                Senior Vice President, Chief Counsel
March 13, 1961                                   and Assistant Corporate Secretary,
                                                 Charles Schwab Investment Management,
                                                 Inc.  Prior to June 1998, Mr. Felton
                                                 was a Branch Chief in Enforcement at
                                                 the U.S. Securities and Exchange
                                                 Commission in San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.

                            Aggregate Compensation from the:        Pension or
                       -----------------------------------------    Retirement          Total
                                       Large-Cap     Small-Cap      Benefits Accrued    Compensation
                                       Value         Value          as Part of Fund     from Fund
Name of Trustee        S&P 500 Fund    Index Fund    Index Fund     Expenses            Complex
---------------------- ------------    ----------    -----------    ----------------    ------------
Charles R. Schwab      0               0             0              N/A                 0
Steven L. Scheid(1)    0               0             0              N/A                 0
Jeremiah H. Chafkin    0               0             0              N/A                 0
John P. Coghlan(2)     0               0             0              N/A                 0

--------------
(1) Mr. Scheid resigned from the board of trustees effective November 21, 2000.
(2) Appointed to the board on November 21, 2000.

                            Aggregate Compensation from the:        Pension or
                       -----------------------------------------    Retirement          Total
                                       Large-Cap     Small-Cap      Benefits Accrued    Compensation
                                       Value         Value          as Part of Fund     from Fund
Name of Trustee        S&P 500 Fund    Index Fund    Index Fund     Expenses            Complex
---------------------- ------------    ----------    -----------    ----------------    ------------
Mariann Byerwalter     1,177           957           858            N/A                 146,100
Donald F. Dorward      1,177           957           858            N/A                 146,100
William A. Hasler      1,177           957           858            N/A                 146,100
Robert G. Holmes       1,177           957           858            N/A                 146,100
Gerald B. Smith        1,177           957           858            N/A                 146,100
Donald R. Stephens     1,177           957           858            N/A                 146,100
Michael W. Wilsey      1,177           957           858            N/A                 146,100

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.

                             Dollar Range of Trustee Ownership of
                                  Equity Securities in the:
                           ----------------------------------------     Aggregate Dollar
                                           Large-Cap     Small-Cap      Range Of Trustee
                                           Value         Value          Ownership In the
Name of Trustee            S&P 500 Fund    Index Fund    Index Fund       Fund Complex
-----------------------    ------------    ----------    ----------    ------------------
Charles R. Schwab          None            None          None            Over $100,000

Jeremiah H. Chafkin        None            None          None            Over $100,000

John P. Coghlan            None            None          None            Over $100,000

Mariann Byerwalter         None            None          None          $50,001 - $100,000

Donald F. Dorward          None            None          None            Over $100,000

William A. Hasler          None            None          None          $50,001 - $100,000

Robert G. Holmes           None            None          None            Over $100,000

Gerald B. Smith            None            None          None            Over $100,000

Donald R. Stephens         None            None          None            Over $100,000

Michael W. Wilsey          None            None          None            Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2002, the officers and trustees of the trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of the funds.

As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:

INSTITUTIONAL SELECT S&P 500 FUND
The Charles Schwab Trust Co.                            7.77%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM or the investment adviser, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the Institutional Select(R) S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25% respectively of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.

For the fiscal years ended October 31, 2001, 2000 and 1999, the S&P 500 Fund paid investment advisory fees of $49,000, $211,000 and $0 (fees were reduced by $516,000, $404,000 and $227,000, respectively).

For the fiscal years ended October 31, 2001, 2000 and 1999, the Large-Cap Value Index Fund paid investment advisory fees of $8,000, $5,000 and $0 (fees were reduced by $277,000, $195,000, and $71,000, respectively).

For the fiscal years ended October 31, 2001, 2000 and 1999, the Small-Cap Value Index Fund paid investment advisory fees of $0, $4,000 and $0 (fees were reduced by $125,000, $83,000 and $44,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least December 31, 2005, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Institutional Select S&P 500 Fund, Large Cap-Value Index Fund and Small-Cap Value Index Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. The funds pay the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of the average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia Pennsylvania 19153, serves as custodian for the funds. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks Pennsylvania 19456, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. A fund may experience a high portfolio turnover rate in its first year of operation. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable a fund to trade directly with other institutional holders on a net basis. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2001, 2000 and 1999, the Institutional Select S&P 500 Fund paid brokerage commissions of $27,949, $55,870 and $99,862, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Large-Cap Value Index Fund paid brokerage commissions of $33,289, $38,302 and $42,758, respectively.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Small-Cap Value Index Fund paid brokerage commissions of $36,950, $46,734 and $66,416, respectively.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order including any order that appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any Schwab fund, including any class of shares, may be sold and shares of any other Schwab fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the US for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS

Name of Fund                                         From Commencement of
(Commencement of                 One Year ended      Operations to
Operations)                      October 31, 2001    October 31, 2001
-----------------------------    ----------------    --------------------
Institutional Select(R) S&P
500 Fund (2/1/99)                    (24.95%)             (5.61%)
After-tax Returns:
On Distribution                      (25.27%)             (5.88%)
On Distribution and Sale             (15.15%)             (4.54%)

Large-Cap Value Index
Fund (2/1/99)                        (18.53%)             (1.75%)
After-tax Returns:
On Distribution                      (19.44%)             (2.46%)
On Distribution and Sale             (10.65%)             (1.55%)


Name of Fund                                         From Commencement of
(Commencement of                 One Year ended      Operations to
Operations)                      October 31, 2001    October 31, 2001
-----------------------------    ----------------    --------------------
Small-Cap Value Index
Fund (2/1/99)                          4.14%               7.82%
After-tax Returns:
On Distribution                        2.44%               6.41%
On Distribution and Sale               3.72%               5.79%

Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.

Name of Fund (Commencement of Operations)       Cumulative Total Return
------------------------------------------      ------------------------
Institutional Select S&P 500 Fund (2/1/99)               (14.67%)

Large-Cap Value Index Fund (2/1/99)                       (4.74%)

Small-Cap Value Index Fund (2/1/99)                       22.99%

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB FOCUS FUNDS
                            COMMUNICATIONS FOCUS FUND
                          FINANCIAL SERVICES FOCUS FUND
                             HEALTH CARE FOCUS FUND
                              TECHNOLOGY FOCUS FUND


                                FEBRUARY 28, 2002

                            AS AMENDED JULY 22, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..........................    2
MANAGEMENT OF THE FUNDS...........................................................   17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................   25
INVESTMENT ADVISORY AND OTHER SERVICES............................................   25
BROKERAGE ALLOCATION AND OTHER PRACTICES..........................................   27
DESCRIPTION OF THE TRUST..........................................................   28
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
REPORTS AND PRICING OF SHARES.....................................................   30
TAXATION..........................................................................   32
CALCULATION OF PERFORMANCE DATA...................................................   33

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective is to seek long-term capital growth.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. (For example, limitations on illiquid securities and borrowing apply at all times.) Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT STRATEGIES

Each fund selects its investments from a base universe of the 2,000 largest (measured by market capitalization) U.S. incorporated companies plus any other companies (including foreign and smaller companies) included in the S&P 500(R) Composite Stock Index. The Communications Focus Fund also may include in its base universe foreign stocks not included in the S&P 500. In the future, Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) may expand the model's base universe to include stocks and other equity securities of foreign companies not included in the S&P 500 Index.

THE COMMUNICATIONS FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the communications sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include telephone service providers, such as local and long-distance telephone companies, cellular and paging services companies, telecommunications equipment makers, companies involved in telecommunications research, distribution, sales or service, and media companies (including radio and television). Certain types of companies in which the fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

THE FINANCIAL SERVICES FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were recently revised to permit a greater level of affiliation between financial services companies.

Rule 12d3-1 under the Investment Company Act of 1940 (the 1940 Act) limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

THE HEALTH CARE FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.

THE TECHNOLOGY FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.

The investment adviser may change the inclusion criteria of each sector if it determines that doing so would cause a fund to be more representative of its sector.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the funds' remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the technology sector may have greater exposure to a single fact such as a shortage of skilled workers, which may increase costs and adversely affect the value of the sector's securities. Each fund will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a non-diversified mutual fund. Each fund intends to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Whether an entity is, or is not, classified as "foreign" is a function of various factors, including: (1) the location of its principal office; (2) the country under whose laws it is organized; (3) the location of its principal securities market; and (4) whether 50% or more of its revenue is attributable to goods produced, sales made or services performed in foreign countries. In some cases, companies with one or more "foreign" characteristics may still be considered "U.S." entities.

Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on the funds' transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the funds' transactions or loss of certificates for the funds' securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause the funds to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the funds.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rates of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

The dividends and interest payable on certain of the funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds' shareholders.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the funds may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the funds settle its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into a futures contract for other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund may purchase and sell futures contracts in order to increase its market exposure, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

Each fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. Each fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SMALL-CAP STOCKS in which a fund may invest include stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUNDS' OUTSTANDING VOTING SHARES:

1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Communications Focus Fund will concentrate its investments in securities of companies in the communications sector. The Financial Focus Fund will concentrate its investments in securities of companies in the financial services sector. The Health Care Focus Fund will concentrate its investments in securities of companies in the health care sector. The Technology Focus Fund will concentrate its investments in securities of companies in the technology sector.

2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING CERTAIN POLICIES AND RESTRICTIONS OF THE FUNDS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE TRUST'S BOARD OF TRUSTEES.

Each fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

NAME AND                                   POSITION(S)                              PRINCIPAL OCCUPATIONS
DATE OF BIRTH                              WITH THE TRUST                              AND AFFILIATIONS
-------------                              --------------               ----------------------------------------------

                                        INDEPENDENT TRUSTEES

DONALD F. DORWARD                          Trustee of each fund in      Chief Executive Officer, Dorward & Associates
September 23, 1931                         Schwab Capital Trust since   (corporate management, marketing and
                                           1993 and Schwab              communications consulting firm).  From 1996
                                           Investments since 1991.      to 1999, Executive Vice President and
                                                                        Managing Director, Grey Advertising.

ROBERT G. HOLMES                           Trustee of each fund in      Chairman, Chief Executive Officer and
May 15, 1931                               Schwab Capital Trust since   Director, Semloh Financial, Inc.
                                           1993 and Schwab              (international financial services and
                                           Investments since 1991.      investment advisory firm).

DONALD R. STEPHENS                         Trustee of each fund in      Managing Partner, D.R. Stephens & Company
June 28, 1938                              Schwab Capital Trust since   (investments).  Prior to 1996, Chairman and
                                           1993 and Schwab              Chief Executive Officer of North American
                                           Investments since 1991.      Trust (real estate investment trust).

MICHAEL W. WILSEY                          Trustee of each fund in      Chairman and Chief Executive Officer, Wilsey
August 18, 1943                            Schwab Capital Trust since   Bennett, Inc. (truck and air transportation,
                                           1993 and Schwab              real estate investment and management, and
                                           Investments since 1991.      investments).

MARIANN BYERWALTER                         Trustee of each fund in      Chairman of JDN Corporate Advisory LLL
August 13, 1960                            Schwab Capital Trust and     (corporate services).  From 1996 to 2001,
                                           Schwab Investments since     Ms. Byerwalter was the Vice President for
                                           2000.                        Business Affairs and Chief Financial Officer
                                                                        of Stanford University. Ms. Byerwalter also
                                                                        is a Directors of America First Companies,
                                                                        Omaha, NE (venture capital/fund management),
                                                                        Redwood Trust, Inc. (mortgage finance),
                                                                        Stanford Hospitals and Clinics, SRI
                                                                        International (research), LookSmart, Ltd.
                                                                        (an Internet infrastructure company), PMI
                                                                        Group, Inc. (mortgage insurance) and Lucile
                                                                        Packard Children's Hospital.

WILLIAM A. HASLER                          Trustee of each fund in      Co-Chief Executive Officer, Aphton
November 22, 1941                          Schwab Capital Trust and     Corporation (bio-pharmaceuticals).  Prior to
                                           Schwab Investments since     August 1998, Mr. Hasler was Dean of the Haas
                                           2000.                        School of Business at the University of
                                                                        California, Berkeley (higher education).
                                                                        Mr. Hasler also is on the Board of Directors
                                                                        of Solectron Corporation (manufacturing),
                                                                        Tenera, Inc. (services and software),
                                                                        Airlease Ltd. (aircraft leasing), Mission
                                                                        West Properties (commercial real estate) and
                                                                        Digital Microwave

                                                                        Corporation (a network equipment
                                                                        corporation).

GERALD B. SMITH                            Trustee of each fund in      Chairman and Chief Executive Officer and
September 28, 1950                         Schwab Capital Trust and     founder of Smith Graham & Co. (investment
                                           Schwab Investments since     advisors).  Mr. Smith is also on the Board
                                           2000.                        of Directors of Pennzoil-Quaker State
                                                                        Company (oil and gas) and Rorento N.V.
                                                                        (investments -- Netherlands), Cooper
                                                                        Industries (electrical products, tools and
                                                                        hardware), and is a member of the audit
                                                                        committee of Northern Border Partners, L.P.
                                                                        (energy).

                                       INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB                          Chairman and Trustee of       Chairman, Co-Chief Executive Officer and
July 29, 1937 *                            each fund in Schwab          Director, The Charles Schwab Corporation;
                                           Capital Trust since 1993.    Chief Executive Officer and Director, Schwab
                                                                        Holdings, Inc.; Chairman and Director,
                                                                        Charles Schwab & Co., Inc., Charles Schwab
                                                                        Investment Management, Inc.; Chairman,
                                                                        Schwab Retirement Plan Services, Inc.;
                                                                        Director, U.S. Trust Corporation, United
                                                                        States Trust Company of New York; Director
                                                                        until July 2001, The Charles Schwab Trust
                                                                        Company; Chairman and Director until January
                                                                        1999, Mayer & Schweitzer, Inc. (a securities
                                                                        brokerage subsidiary of The Charles Schwab
                                                                        Corporation); Director, The Gap, Inc. (a
                                                                        clothing retailer), Audiobase, Inc.
                                                                        (full-service audio solutions for the
                                                                        Internet), Vodaphone AirTouch PLC (a
                                                                        telecommunications company), Siebel Systems
                                                                        (a software company) and Xign, Inc. (a
                                                                        developer of electronic payment

-----------

* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

                                                                        systems).

JOHN P. COGHLAN                            President, Chief Executive   Vice Chairman and Executive Vice President,
May 6, 1951 **                             Officer and Trustee of       The Charles Schwab Corporation; Vice
                                           each fund in Schwab          Chairman and Enterprise President,
                                           Capital Trust since 2000.    Retirement Plan Services and Services for
                                                                        Investment Managers, Charles Schwab & Co.,
                                                                        Inc.; Chief Executive Officer and Director,
                                                                        Charles Schwab Investment Management, Inc.;
                                                                        President, Chief Executive Officer and
                                                                        Director, The Charles Schwab Trust Company;
                                                                        President and Director, Schwab Retirement
                                                                        Technologies, Inc.; Director, Charles Schwab
                                                                        Asset Management (Ireland) Ltd., Charles
                                                                        Schwab Worldwide Funds PLC, Schwab
                                                                        Retirement Plan Services, Inc. and
                                                                        Performance Technologies, Inc. (technology
                                                                        company).

JEREMIAH H. CHAFKIN                        Executive Vice President,    Executive Vice President, Investment
May 9, 19592                               Chief Operating Officer      Service Marketing, Charles Schwab & Co.,
                                           and Trustee of each fund     Inc.; Director, Charles Schwab Asset
                                           in Schwab Capital Trust      Management (Ireland) Ltd;  President and
                                           since 2000.                  Chief Operating Officer until December 2001,
                                                                        Charles Schwab Investment Management, Inc.
                                                                        Prior to September 1999, Mr. Chafkin was
                                                                        Senior Managing Director, Bankers Trust
                                                                        Company.

TAI-CHIN TUNG                              Treasurer and Principal      Senior Vice President and Chief Financial
March 7, 1951                              Financial Officer            Officer, Charles Schwab Investment
                                                                        Management, Inc.; Vice President, The
                                                                        Charles Schwab Trust Company.  From 1994 to
                                                                        1996, Ms. Tung was Controller for Robertson
                                                                        Stephens Investment Management, Inc.

----------

** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

STEPHEN B. WARD                            Senior Vice President and    Director, Senior Vice President and Chief
April 5, 1955                              Chief Investment             Investment Officer, Charles Schwab
                                           Officer                      Investment Management, Inc.; Chief
                                                                        Investment Officer, The Charles Schwab Trust
                                                                        Company.

KOJI E. FELTON                             Secretary                    Senior Vice President, Chief Counsel and
March 13, 1961                                                          Assistant Corporate Secretary, Charles
                                                                        Schwab Investment Management, Inc.  Prior to
                                                                        June 1998, Mr. Felton was a Branch Chief in
                                                                        Enforcement at the U.S. Securities and
                                                                        Exchange Commission in San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.

                               Aggregate Compensation from the:
                      ---------------------------------------------------
                                                                            Pension or
                                                                            Retirement
                                       Financial     Health                   Benefits        Total
                                       Services       Care     Technology    Accrued as    Compensation
                      Communications     Focus        Focus       Focus     Part of Fund     from Fund
Name of Trustee         Focus Fund       Fund         Fund        Fund        Expenses        Complex
-------------------   ---------------  ---------    --------   -----------  ------------   -------------
Charles R. Schwab             0             0            0           0           N/A                0
Steven L. Scheid(1)           0             0            0           0           N/A                0
Jeremiah H. Chafkin           0             0            0           0           N/A                0
John P. Coghlan(2)            0             0            0           0           N/A                0
Mariann Byerwalter          838           833          839         851           N/A          146,100
Donald F. Dorward           838           833          839         851           N/A          146,100
William A. Hasler           838           833          839         851           N/A          146,100
Robert G. Holmes            838           833          839         851           N/A          146,100
Gerald B. Smith             838           833          839         851           N/A          146,100
Donald R. Stephens          838           833          839         851           N/A          146,100
Michael W. Wilsey           838           833          839         851           N/A          146,100

----------

(1) Mr. Scheid resigned from the board of trustees effective November 21, 2000.

(2)   Appointed to the board on November 21, 2000.

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.

                                  Dollar Range of Trustee Ownership of
                                         Equity Securities in the:
                         -------------------------------------------------------
                                            Financial  Health
                         Communications     Services    Care         Technology         Aggregate Dollar
Name of                       Focus           Focus     Focus          Focus        Range Of Trustee Ownership
Trustee                       Fund            Fund      Fund           Fund            In the Fund Complex
-------                  --------------     ---------  ------      -------------    --------------------------
Charles R. Schwab             None            None      None       Over $100,000          Over $100,000
Jeremiah H. Chafkin           None            None      None            None              Over $100,000
John P. Coghlan               None            None      None            None              Over $100,000
Mariann Byerwalter            None            None      None            None           $50,001 - $100,000
Donald F. Dorward             None            None      None            None              Over $100,000
William A. Hasler             None            None      None            None           $50,001 - $100,000
Robert G. Holmes              None            None      None            None              Over $100,000
Gerald B. Smith               None            None      None            None              Over $100,000
Donald R. Stephens            None            None      None            None              Over $100,000
Michael W. Wilsey             None            None      None            None              Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance

Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2002, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the Communications Focus Fund, Financial Services Focus Fund and Health Care Focus Fund and owned the percentages of the outstanding voting securities of the fund indicated below:

Technology Focus Fund                                                     14.24%

As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:

Technology Focus Fund
Charles R. Schwab                                                         14.20%
101 Montgomery Street,
San Francisco, CA 94104

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc., a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, accrued daily and payable monthly, of 0.54% of each fund's average daily net assets.

For the fiscal years ended October 31, 2001 and 2000, the Communications Focus Fund paid investment advisory fees of $36,000 and $0 (fees were reduced by $93,000 and $61,000 respectively).

For the fiscal years ended October 31, 2001 and 2000, the Financial Services Focus Fund paid investment advisory fees of $52,000 and $0 (fees were reduced by $85,000 and $38,000 respectively).

For the fiscal years ended October 31, 2001 and 2000, the Health Care Focus Fund paid investment advisory fees of $84,000 and $0 (fees were reduced by $85,000 and $44,000 respectively).

For the fiscal years ended October 31, 2001 and 2000, the Technology Focus Fund paid investment advisory fees of $116,000 and $0 (fees were reduced by $114,000 and $85,000 respectively).

The investment adviser and Schwab have contractually guaranteed that, through February 28, 2003, each fund's total annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.89% of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the funds. The expense cap is not intended to cover all fund expenses, and the funds' expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109 serves as custodian for the funds. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCooper LLP, audit and report on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the funds' annual report, which is a separate report supplied with the SAI.

                                 OTHER SERVICES

BARRA, Inc. (BARRA) provides the investment adviser with statistical and factual information and advice about economic factors and trends relating to each fund's sector and the issuers therein. Pursuant to an agreement between the investment adviser and BARRA, BARRA provides these services to the investment adviser, and in return is compensated by the investment adviser based on a percentage of each fund's assets, subject to any maximum and/or minimum fee per fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The funds' portfolio turnover rates for the period from their inception, July 3, 2000, through October 31, 2001, are reflected in the financial highlights sections of the prospectus.

The turnover rate for each fund is largely driven by the output of the portfolio model the investment adviser uses to construct each fund's investment portfolio.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2001 and 2000, the Communications Focus Fund paid brokerage commissions of $49,164 and $19,374, respectively.

For the fiscal years ended October 31, 2001 and 2000, the Financial Services Focus Fund paid brokerage commissions of $43,474 and $14,346, respectively.

For the fiscal years ended October 31, 2001 and 2000, the Health Care Focus Fund paid brokerage commissions of $28,366 and $14,504, respectively.

For the fiscal years ended October 31, 2001 and 2000, the Technology Focus Fund paid brokerage commissions of $76,125 and $29,812, respectively.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI for another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

              PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
                              AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS

Fund                                                                    From Commencement
(Commencement                                     One Year Ended        of Operations to
of Operations)                                   October 31, 2001       October 31, 2001
--------------                                   ----------------       -----------------
Communications Focus Fund (7/3/00)                    (48.82%)             (48.10%)
After-tax Returns:
On Distribution                                       (48.82%)             (48.10%)
On Distribution and Sale                              (29.73%)             (37.55%)


Financial Services Focus Fund (7/3/00)                (14.51%)               1.04%
After-tax Returns:
On Distribution                                       (15.81%)              (0.11%)
On Distribution and Sale                               (8.75%)               0.35%


Health Care Focus Fund (7/3/00)                       (10.94%)              (6.46%)
After-tax Returns:
On Distribution                                       (11.51%)              (6.90%)
On Distribution and Sale                               (6.62%)              (5.33%)


Technology Focus Fund (7/3/00)                        (54.69%)             (50.93%)
After-tax Returns:
On Distribution                                       (54.69%)             (50.93%)
On Distribution and Sale                              (33.31%)             (39.67%)


Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end.

Fund (Commencement                                  Cumulative
of Operations)                                     Total Return
------------------                                 ------------
Communications Focus Fund (7/3/00)                   (58.39%)
Financial Services Focus Fund (7/3/00)                 1.39%
Health Care Focus Fund (7/3/00)                       (8.54%)
Technology Focus Fund (7/3/00)                       (61.40%)

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. The performance of the funds may be compared with the performance of their respective sectors for which reliable data are available, such as industry or sector data. The funds, their distributor or investment adviser may discuss or quote market, regulatory and economic data and/or factors affecting their respective sectors or industries or sub-industries within those sectors. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.